SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported) August 21, 2002

                            Prodeo Technologies, Inc.
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             (Exact name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

          33-28417                                   95-4585824
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   (Commission File Number)                       (I.R.S. Employer
                                                  Identification No.)

  1919 W. Fairmont Drive, Suite 2, Tempe AZ                        85282
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(Address of Principal Executive Offices)                         (Zip Code)

                              (602) 431-0444 x1320
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              (Registrant's Telephone Number, Including Area Code)


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 3. Bankruptcy or Receivership.

On August 14, 2002, the Registrant filed for protection under Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, District of Arizona, commencing case number 02-12682-ECF-JMM. The proceeding is identified as "In re Prodeo Technologies, Inc.", and Prodeo is continuing as debtor-in-possession.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Prodeo Technologies, Inc.
                                                             (Registrant)

Date: August 21, 2002                  By: /s/ Don Jackson, Jr.
                                           ------------------------------------
                                           Don Jackson, Jr., President, Director
                                           and Chief Executive Officer